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                                                                    EXHIBIT 99.2




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                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF KENTUCKY
                                PADUCAH DIVISION
                         CIVIL ACTION NO. 5:98-CV-108-R

CONWOOD COMPANY, L.P., ET AL.
                                                           PLAINTIFFS,
v.

UNITED STATES TOBACCO COMPANY, ET AL.                        DEFENDANTS


                                      ORDER

    Defendants having filed a motion for judgment as a matter of law, and a motion for a new trial, or in the alternative, a reduced damages award. Plaintiffs having responded and upon consideration by the Court.

    IT IS ORDERED

    Defendants' motion for judgment as a matter of law (doc. #366-1), and motion for a new trail (doc. #366-2), or in the alternative, a reduced damages award (doc #366-3) are DENIED. Defendants' motion for permission to conduct post-verdict juror interviews (doc. #373) is DENIED.

    This is a final and appealable order. There is no just cause for delay.

    This is the 10 day of August 2000.



                                   /s/ Thomas B. Russell
                                   ---------------------------------------
                                       Thomas B. Russell
                                       Judge, United States District Court


cc: Counsel




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                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF KENTUCKY
                                PADUCAH DIVISION
                          CIVIL ACTION NO. 5:98CV-108-R


CONWOOD COMPANY, L.P. and
CONWOOD SALES COMPANY, L.P.
                                                           PLAINTIFFS,
v.

UNITED STATES TOBACCO COMPANY,
UNITED STATES TOBACCO SALES AND                              DEFENDANTS
MARKETING COMPANY INC., UNITED
STATES TOBACCO MANUFACTURING
COMPANY INC., and UST INC.

                                      ORDER

    Upon Defendants Motion to Authorize a Supersedeas Bond and Other Conditions for Security of the Judgment and Proposed Order (Dok. #376), and this Court being sufficiently advised,

    IT IS ORDERED:

    1. The present stay (Dok. #364) of any proceedings to enforce the judgment entered March 29, 2000 (Dok. #363) pending the disposition of the post-trial motions filed by Defendants and the disposition of any appeal by Defendants, shall be subject to the following conditions:

        a. Within 60 days of the entry of this Order, Defendants shall tender to the Clerk of Court a cash supersedeas bond in the amount of $500 million consistent with the requirements of LR 65.1.1;

        b. Defendants shall file with the Court and serve upon counsel for Plaintiffs its financial statement filed with the Securities Exchange Commission on a quarterly basis;

        c. During the stay imposed by this Order, UST Inc. shall not enter into or conduct any corporate transaction that would jeopardize any security for the judgment against it in this action;



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        d. During the stay imposed by this Order, Defendants shall give notice to the Court and to counsel for Plaintiffs of any planned extraordinary dividend other than regular quarterly dividends; and

        e. During the stay imposed by this Order, Defendants shall refrain from entering into any share repurchase program.

    2. In the event of changed circumstances which lead Plaintiffs to reasonably believe that the judgment against Defendants is not adequately protected, Plaintiffs may by motion ask this Court to increase the cash bond or to impose other conditions necessary to protect and secure their judgment during the stay.

    3. Magistrate Judge Moyer will handle all matters regarding this bond and its requirements. A courtesy copy of any notification or motion filed in this case regarding this Order shall be filed with Magistrate Judge Moyer's office and any calls concerning this Order should be directed to his office.

    4. The terms of this Order shall remain in effect until further order of the Court. This is the 10 day of August, 2000.



                                   /s/ Thomas B. Russell
                                   ---------------------------------------
                                       Thomas B. Russell
                                       Judge, United States District Court


cc: Counsel




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                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF KENTUCKY
                                PADUCAH DIVISION
                          CIVIL ACTION NO. 5:98CV-108-R

CONWOOD COMPANY, L.P. and
CONWOOD SALES COMPANY, L.P.                                          PLAINTIFFS,

v.                                 ORDER FOR
                           PERMANENT INJUNCTIVE RELIEF

UNITED STATES TOBACCO COMPANY,                                       DEFENDANTS
UNITED STATES TOBACCO SALES AND
MARKETING COMPANY, INC., UNITED
STATES TOBACCO MANUFACTURING
COMPANY, INC., and UST, INC.


    Pursuant to 15 U.S.C. Section 26, the Court orders that defendants United States Tobacco Company, United States Tobacco Sales and Marketing Company, Inc., United States Tobacco Sales and Marketing Company, Inc., United States Tobacco Manufacturing Company, Inc. and UST, Inc. and all persons acting in concert with defendants (collectively "UST") shall be enjoined for a period of five (5) years as follows:

I.       UST SHALL NOT:

         a. Eliminate, remove, deface any competitor s smokeless tobacco products, vending systems, counter displays or other advertising (including but not limited to "point of sale" advertising such as "header cards"), except with the prior written consent of the relevant competitor, such consent not to be unreasonably withheld, or unless directed to do so by the retailer.

         b. induce, influence materially cause or seek to cause any other persons, by agreement, through material misrepresentations to remove, deface, alter or otherwise adversely affect the placement or selection of any competitor's smokeless tobacco products, vending systems, counter displays or other advertising (including but not limited to "point of sale" advertising such as "header cards").

    Any party may seek modification of this Order, at any time, by written motion and for good cause based on changed circumstances or otherwise.

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    This Order is based on 15 U.S.C.Section 26, the accompanying Memorandum in
Support of Plaintiffs' Motion for Permanent Injunctive Relief the jury verdict, the trial record, and the pleadings and filings in this matter.

    This Court shall retain jurisdiction to enforce this Order. This Order will be enforceable against all defendants in this lawsuit and any and all other persons, affiliated or acting in concert with those persons. In the event that any part of this Order is violated by any of named defendants or other persons, the plaintiff may, by motion with notice to the attorneys for the defendants apply for sanctions or other relief that may be appropriate.

         IT IS SO ORDERED.

         This 10 day of August, 2000.


                                             /s/ Thomas B. Russell
                                             Thomas B. Russell
                                             Judge, United States District Court


         Copies to:        Counsel of Record

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                          UNITED STATES DISTRICT COURT
                          WESTERN DISTRICT OF KENTUCKY
                                PADUCAH DIVISION
                         CIVIL ACTION NO. 5:98-CV-108-R


CONWOOD COMPANY, L.P., ET AL.

         v.                                                          PLAINTIFFS,

UNITED STATES TOBACCO COMPANY, ET AL.                                DEFENDANTS


                                      ORDER


    IT IS ORDERED

         The order for permanent injunctive relief (docket # 441) is effective beginning September 1, 2000.

         This is the 10 day of August 2000.



                                        /s/ Thomas B. Russell
                                        Thomas B. Russell
                                        Judge, United States District Court


cc: Counsel

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